UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2022
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LIVEVOX HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38825 (Commission File Number)	82-3447941 (I.R.S. Employer Identification Number)
655 Montgomery Street, Suite 1000 San Francisco, CA 94111
(Address of principal executive offices and zip code)
(844) 207-6663
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LVOX	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50	LVOXW	The NASDAQ Stock Market LLC
Units, each consisting of one share of Class A common stock and one-half of one redeemable Warrant	LVOXU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders
On June 16, 2022, LiveVox Holdings, Inc. (the “Company”) held its 2022 annual meeting of stockholders (“Annual Meeting”). The following are the final voting results for each of the matters voted upon by the Company’s stockholders at the Annual Meeting:
1. Election of Directors. All three nominees for director were re-elected as Class I Directors to the Company’s board of directors to serve for a term of three years expiring at the Company’s 2025 annual meeting of stockholders (or until such time as their respective successors are elected and qualified or their earlier resignation, death, or removal from office).

Director Nominee	For	Withheld	Broker Non-Votes
Leslie C.G. Campbell	79,444,628	256,016	5,179,249
Marcello Pantuliano	79,443,436	257,208	5,179,249
Louis Summe	79,415,767	284,877	5,179,249
2. Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

For	Against	Abstain
84,845,052	11,011	23,830

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEVOX HOLDINGS, INC.

Date: June 16, 2022	By:	/s/ Aaron Ross
	Name:	Aaron Ross
	Title:	Chief Legal Officer